As filed with the Securities and Exchange Commission on March 6, 2019

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04556

TRANSAMERICA FUNDS

(Exact Name of Registrant as Specified in Charter)

1801 California St., Suite 5200, Denver, CO 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (720) 493-4256

Rhonda A. Mills, Esq., 1801 California St., Suite 5200, Denver, CO 80202

(Name and Address of Agent for Service)

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1:	Report(s) to Shareholders.

The Annual Report is attached.

TRANSAMERICA FUNDS

ANNUAL REPORT

DECEMBER 31, 2018

Effective on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the fund intends to no longer mail paper copies of the fund’s shareholder reports, unless you specifically request paper copies of the reports from the fund or your financial intermediary (such as broker-dealer or bank). Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund electronically anytime by contacting your financial intermediary or, if you are a direct shareholder with the fund, by calling 1-888-233-4339.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports where the fund is held through that intermediary. If you are a direct shareholder with the fund, you can call 1-888-233-4339 to let the fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Transamerica funds held directly with the fund complex.

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

Transamerica Funds	Annual Report 2018

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments and performance of your Fund(s) during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the 12-month period ended December 31, 2018.

We believe it is important to understand market conditions over the Fund’s last fiscal year ended December 31, 2018 to provide a context for reading this report. As the year began, there was continued optimism in the equity and credit markets following the low volatility environment of 2017 and the anticipation of strong corporate earnings for the upcoming year. As a result, the month of January was strong for equities, and the S&P 500® reached record highs. In early February, higher than expected wage growth in the January employment report incited inflationary fears and stocks experienced a sharp selloff. In the following weeks, concerns of international trade disputes and potentially U.S. imposed tariffs on overseas trading partners created more downside volatility. By late March stocks were in correction mode as the S&P 500® had fallen by 10%. Long term interest rates also jumped considerably as the 10-year Treasury yield increased to 3.11% in mid-May, which was 0.65 percentage points higher than the year’s onset.

By the summer months stocks had resumed an upward trend as economic and earnings results were quite favorable. In the second quarter gross domestic product (“GDP”) growth posted its strongest quarter in almost four years at 4.2%, and S&P 500® underlying earnings growth came in above 20% on a year-over-year basis. While the U.S. Federal Reserve (“Fed”) hiked rates in both March and June, and international trade tensions between the U.S. and China continued to escalate, U.S. equities still moved higher into the fall as both the economy and corporate profitability displayed strength. However, during this time international markets failed to establish the same upward trend as growth in Europe and Japan fell below beginning-of-the-year expectations. When combined with the perceived risks of international trade frictions, political uncertainties and a rising U.S. dollar, overseas markets for the most part experienced steady declines for the rest of the year.

By early October, the Dow Jones Industrial Average (“Dow”) and S&P 500® had again experienced record highs. However, a host of investor concerns quickly rattled the markets, and stocks once again faced double digit declines in the fourth quarter. In the weeks following the Fed’s September meeting, in which the Fed once again raised rates, comments by Chairman Jay Powell were interpreted negatively by the market and fears quickly emerged that the Fed was at risk of making a policy error as defined by raising rates into a slowing economy. This created more volatility in the markets, and as U.S.—China trade talks failed to assure the markets that progress was being made, more selling ensued.

The month of December was a brutal one for both equity and credit markets. In addition to weakness in stocks, credit spreads widened materially, as evidenced by the differential of high yield bonds to comparable Treasuries, which rose from 3.2% to 5.3% by year end. Amid this downside volatility, longer-term Treasury rates declined in a flight to quality. As the 10-year Treasury rate fell back to 2.69% to close out the year, the yield curve, as defined by 10-year versus 2-year yield differentials, narrowed close to an inversion at just 0.21%. Traditionally viewed as a harbinger to a recession or economic slowdown, this stoked more fears in the market. Following another rate hike by the Fed at its December meeting and Chairman Powell’s negatively interpreted commentary that followed, equity selling reached its peak the final week of December. At that point the S&P 500® and Dow had declined 20% from their record September and October levels. International equities also continued to decline in the fourth quarter.

The year concluded with forecasts of economic and corporate earnings growth for 2019 being noticeably below that of the past year, however we feel it is important to recognize that both are still expected to be positive in the year ahead. As the new year begins, investors await resolution on a number of potentially market impacting developments such as U.S.—China trade relations, the timing of any future interest rate hikes, growth in the global economy, trends in the credit markets and the rate of corporate earnings growth.

For the 12-month period ended December 31, 2018, the S&P 500® returned -4.38% while the MSCI EAFE Index, representing international developed market equities, returned -13.36%. During the same period, the Bloomberg Barclays US Aggregate Bond Index returned 0.01%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg Barclays US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

Dow Jones Industrial Average: a market that shows how 30 large, publicly owned companies based in the U.S. have traded during a standard trading session in the stock market.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500®: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of the Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of the Transamerica Funds. Investing involves risk, including potential loss of principal. The performance data presented represents past performance does not guarantee future results. Indexes are unmanaged and an investor cannot invest directly in an index.

Transamerica Stock Index

(unaudited)

MARKET ENVIRONMENT

In the beginning of the first quarter of 2018, the low volatility regime that helped global equity markets reach record highs in 2017 continued to support U.S. markets. However, as the quarter progressed, a combination of economic over-heating concerns, the return of volatility, rising yields and the specter of trade wars weighed on markets. In the second quarter, despite the fluid headlines and ongoing threats regarding the topic of U.S. protectionism, investors found confidence in strong U.S. economic data and earnings growth. In the third quarter, U.S. large cap equities reached all-time highs as impressive economic growth and earnings results fueled risk-on appetite and outweighed the specter of trade wars. Despite the announcement of tariffs on Chinese goods and China’s retaliatory measures, U.S. equity volatility was limited. In the fourth quarter, ten out of the eleven Global Industry Classification Standard (“GICS”) equity sectors moved lower. The utilities sector was the only sector to advance, as lower interest rates and a flight to safety throughout the quarter benefited the traditionally defensive sector.

PERFORMANCE

For the year ended December 31, 2018, Transamerica Stock Index, Class R4 returned -4.72%. By comparison, its benchmark, the S&P 500®, returned -4.38%.

STRATEGY REVIEW

The Fund seeks to match the performance of the S&P 500®.

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of large-cap stock performance. It is an unmanaged, market capitalization-weighted index composed of large-capitalization U.S. equities.

The largest negative returns for the S&P 500® in 2018 came from the energy, materials, and industrials sectors. However, the health care, utilities, and information technology sectors contributed positively to overall return.

Rachel Aguirre

Jennifer Hsui, CFA

Creighton Jue, CFA

Alan Mason

Greg Savage, CFA

Co-Portfolio Managers

Investment Adviser of S&P 500 Index Master Portfolio: BlackRock Fund Advisors

Transamerica Funds	Annual Report 2018

Transamerica Stock Index

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2018
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Class R (NAV)	(4.97)%	N/A	5.33%	04/21/2017
Class R4 (NAV)	(4.72)%	8.17%	12.83%	09/11/2000
S&P 500® (A)	(4.38)%	8.49%	13.12%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Net asset value (NAV) returns include reinvestment of dividends and capital gains but do not reflect the deduction of any sales charges. There are no sales charges for Class R4 shares. Class R shares are available only to eligible retirement plans.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser and any recoupment by the Investment Adviser of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

An index fund has operating and other expenses while an index does not. As a result, while the fund will attempt to track the S&P 500® as closely as possible, it will tend to underperform the index to some degree over time. If an index fund is properly correlated to its stated index, the fund will perform poorly when the index performs poorly.

Equity funds invest in equity securities, which include common stock, preferred stock and convertible securities. Because such securities represent ownership in a corporation, they tend to be more volatile than fixed income or debt securities, which do not represent ownership.

Transamerica Funds	Annual Report 2018

Transamerica Stock Index

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

As a shareholder in the Fund, you will bear the ongoing costs (such as the investment advisory fees and other expenses) of managing the corresponding S&P 500 Index Master Portfolio (“Master Portfolio”), in which the Fund invests. You will also bear the cost of operating the Fund (such as management fees, distribution fees, and other expenses).

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds .

The example is based on an investment of $1,000 invested at July 1, 2018, and held for the entire six-month period until December 31, 2018.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included a $15 annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds . To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds . As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds . If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period (B) July 1, 2018 - December 31, 2018	Annualized Expense Ratio (C) (D)
Class R	$1,000.00	$928.00	$2.96	$1,022.10	$3.11	0.61%
Class R4	1,000.00	929.30	1.46	1,023.70	1.53	0.30

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months and may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Ratio reflects the expenses of both the Fund and the Master Portfolio.

Transamerica Funds	Annual Report 2018

Transamerica Stock Index

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2018

Assets:
Investment in Master Portfolio, at value	$537,564,111
Receivables and other assets:
Shares of beneficial interest sold	128,085
Due from Master Portfolio	700,700
Due from investment manager	18,479

Total assets	538,411,375

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	828,785
Investment management fees	14,226
Distribution and service fees	162,152
Transfer agent fees	4,893
Trustees, CCO and deferred compensation fees	1,703
Audit and tax fees	9,703
Custody and accounting fees	5,616
Legal fees	3,352
Printing and shareholder reports fees	11,566
Registration fees	3,962
Other accrued expenses	3,695

Total liabilities	1,049,653

Net assets	$537,361,722

Net assets consist of:
Paid-in capital	$22,585,370
Total distributable earnings (accumulated losses)	514,776,352

Net assets	$537,361,722

Net assets by class:
Class R	$196,663,673
Class R4	340,698,049

Shares outstanding:
Class R	19,171,511
Class R4	33,205,501

Net asset value per share:
Class R	$10.26
Class R4	10.26

STATEMENT OF OPERATIONS

For the year ended December 31, 2018

Net investment income (loss) allocated from Master Portfolio:
Dividend income	$12,663,722
Interest income	213,440
Net income from securities lending	12,987
Withholding taxes on foreign income	(50,878)
Expenses (net of waiver and/or reimbursement)	(255,248)

Total investment income (loss)	12,584,023

Expenses:
Investment management fees	197,854
Distribution and service fees:
Class R	1,218,165
Class R4	1,039,704
Transfer agent fees
Class R	6,830
Class R4	31,191
Trustees, CCO and deferred compensation fees	17,036
Audit and tax fees	33,857
Custody and accounting fees	13,680
Legal fees	31,447
Printing and shareholder reports fees	64,418
Registration fees	42,208
Other	16,997

Total expenses before waiver and/or reimbursement and recapture	2,713,387

Expenses waived and/or reimbursed:
Class R4	(247,366)

Net expenses	2,466,021

Net investment income (loss)	10,118,002

Net realized and change in unrealized gain (loss) on investments allocated from Master Portfolio:
Net realized gain (loss)	20,835,975
Net change in unrealized appreciation (depreciation)	(50,992,773)

Net realized and change in unrealized gain (loss)	(30,156,798)

Net increase (decrease) in net assets resulting from operations	$(20,038,796)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Stock Index

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2018	December 31, 2017 (A) (B)
From operations allocated from Master Portfolio:
Net investment income (loss)	$10,118,002	$11,607,628
Net realized gain (loss)	20,835,975	14,001,967
Net change in unrealized appreciation (depreciation)	(50,992,773)	117,877,019

Net increase (decrease) in net assets resulting from operations	(20,038,796)	143,486,614

Distributions (C):
Dividends and/or distributions to shareholders:
Class R	(8,632,940)	—
Class R4	(15,926,611)	—
Net investment income:
Class R	—	(3,648,044)
Class R4	—	(11,146,564)

Total dividends and/or distributions from net investment income	—	(14,794,608)

Net realized gains:
Class R	—	(2,298,712)
Class R4	—	(7,107,648)

Total dividends and/or distributions from net realized gains	—	(9,406,360)

Total dividends and/or distributions to shareholders	(24,559,551)	(24,200,968)

Capital share transactions:
Proceeds from shares sold:
Class R	23,405,376	9,192,735
Class R4	25,438,742	44,536,011

	48,844,118	53,728,746

Issued from fund acquisition:
Class R	—	283,331,550

	—	283,331,550

Dividends and/or distributions reinvested:
Class R	8,632,940	5,946,756
Class R4	15,288,978	17,941,034

	23,921,918	23,887,790

Cost of shares redeemed:
Class R	(80,452,395)	(69,867,254)
Class R4	(185,038,313)	(196,770,720)

	(265,490,708)	(266,637,974)

Net increase (decrease) in net assets resulting from capital share transactions	(192,724,672)	94,310,112

Net increase (decrease) in net assets	(237,323,019)	213,595,758

Net assets:
Beginning of year	774,684,741	561,088,983

End of year	$537,361,722	$774,684,741

Undistributed (distributions in excess of) net investment income (loss) (C)	—	$—

Capital share transactions - shares:
Shares issued:
Class R	2,004,434	847,775
Class R4	2,205,860	4,279,576

	4,210,294	5,127,351

Shares issued on fund acquisition:
Class R	—	28,333,155

	—	28,333,155

Shares reinvested:
Class R	812,867	537,040
Class R4	1,435,059	1,680,712

	2,247,926	2,217,752

Shares redeemed:
Class R	(6,935,892)	(6,427,868)
Class R4	(15,968,446)	(18,929,834)

	(22,904,338)	(25,357,702)

Net increase (decrease) in shares outstanding:
Class R	(4,118,591)	23,290,102
Class R4	(12,327,527)	(12,969,546)

	(16,446,118)	10,320,556

(A)	Transamerica Partners Institutional Stock Index reorganized into the Fund on April 21, 2017. Prior to April 21, 2017, information provided reflects Transamerica Partners Institutional Stock Index, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective April 21, 2017, the Fund underwent a 1.56-for-1 share split. The Capital Shares transactions—shares have been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The sources of distributions to shareholders and the amount of undistributed net investment income are no longer required disclosures for the year ended December 31, 2018 due to the SEC Regulation S-X updates effective November 5, 2018. Please reference the New Accounting Pronouncements section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Stock Index

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and year indicated:

	Class R
	December 31, 2018	December 31, 2017 (A)
Net asset value, beginning of period/year	$11.25	$10.00

Investment operations: (B)
Net investment income (loss) (C)	0.16	0.10
Net realized and unrealized gain (loss)	(0.71)	1.38

Total investment operations	(0.55)	1.48

Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.14)
Net realized gains	(0.27)	(0.09)

Total dividends and/or distributions to shareholders	(0.44)	(0.23)

Net asset value, end of period/year	$10.26	$11.25

Total return	(4.97)%	14.93	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$196,664	$262,047
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.60%	0.61	%(E)
Including waiver and/or reimbursement and recapture	0.60%	0.60	%(E)(F)
Net investment income (loss) to average net assets (B)	1.34%	1.37	%(E)
Portfolio turnover rate of Master Portfolio	12%	11%

(A)	Commenced operations on April 21, 2017.
(B)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Master Portfolio.
(C)	Calculated based on average number of shares outstanding.
(D)	Not annualized.
(E)	Annualized.
(F)	Includes allocated portion reimbursement and/or waivers of fees at the underlying Master Portfolio level.

For a share outstanding during the years indicated:

	Class R4
	December 31, 2018	December 31, 2017 (A) (B)	December 31, 2016		December 31, 2015	December 31, 2014
Net asset value, beginning of year	$11.26	$9.58	$8.75		$8.81	$7.91

Investment operations: (C)
Net investment income (loss) (D)	0.19	0.20	0.17	(E)	0.15	0.14
Net realized and unrealized gain (loss)	(0.71)	1.85	0.85		(0.06)	0.91

Total investment operations	(0.52)	2.05	1.02		0.09	1.05

Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.23)	(0.19)		(0.15)	(0.15)
Net realized gains	(0.27)	(0.14)	—		—	—

Total dividends and/or distributions to shareholders	(0.48)	(0.37)	(0.19)		(0.15)	(0.15)

Net asset value, end of year	$10.26	$11.26	$9.58		$8.75	$8.81

Total return	(4.72)%	21.48%	11.66%		1.08%	13.33%

Ratio and supplemental data:
Net assets end of year (000’s)	$340,698	$512,638	$561,089		$707,281	$888,044
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.36%	0.38%	0.42%		0.42%	0.38%
Including waiver and/or reimbursement and recapture (F)	0.30%	0.30%	0.29	%(E)(G)	0.30%	0.30%
Net investment income (loss) to average net assets (C)	1.65%	1.67%	1.86	%(E)	1.73%	1.72%
Portfolio turnover rate of Master Portfolio	12%	11%	4%		2%	3%

(A)	Transamerica Partners Institutional Stock Index reorganized into the Fund on April 21, 2017. Prior to April 21, 2017, information provided reflects Transamerica Partners Institutional Stock Index, which was the accounting and performance survivor of the reorganization. Please reference the Reorganization section of the Notes to the Financial Statements for additional information.
(B)	Effective April 21, 2017, the Fund underwent a 1.56-for-1 share split. The per share data has been retroactively adjusted to reflect the share split. See the Stock Split section of the Notes to Financial Statements for more information.
(C)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Master Portfolio.
(D)	Calculated based on average number of shares outstanding.
(E)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(F)	Includes allocated portion reimbursement and/or waivers of fees at the underlying Master Portfolio level.
(G)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Reorganization section of the Notes to Financial Statements for more information regarding the reorganization.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2018

Transamerica Stock Index

NOTES TO FINANCIAL STATEMENTS

At December 31, 2018

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Stock Index (the “Fund”) is a series of the Trust and invests all of its investable assets in the S&P 500 Index Master Portfolio (the “Master Portfolio”).

The financial statements of the Master Portfolio are included within this report and should be read in conjunction with the Fund’s financial statements.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM is responsible for all aspects of the day-to-day management of the Fund. TAM may in the future retain one or more sub-advisers to assist in the management of the Fund.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Fund from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Investment valuation: The value of the Fund’s investment in the Master Portfolio, reflected within the Statement of Assets and Liabilities, displays the Fund’s proportional interest in the net assets of the Master Portfolio.

The valuation policy for the underlying securities held by the Master Portfolio is discussed in the Master Portfolio’s Notes to Financial Statements, which accompany this report.

Security transactions and investment income: The Fund is allocated its proportional share of income and expenses on a daily basis from its investment in the Master Portfolio. All of the net investment income, as well as the realized and unrealized gains and losses from the security transactions of the Master Portfolio are allocated pro rata among the investors and recorded by the Fund on a daily basis.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Transamerica Funds	Annual Report 2018

Transamerica Stock Index

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. BORROWINGS AND OTHER FINANCING TRANSACTIONS

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing the Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2018, the Fund has not utilized the program.

4. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Fund.

As of December 31, 2018, the percentage of the Fund’s interest in the Master Portfolio, including any open receivable or payable, is 3.12%.

As of December 31, 2018, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:

Account Balance	Percentage of Net Assets
$ 509,311,440	94.78%

Investment management fees: The Fund pays a contractual management fee to TAM at an annual rate of 0.07% on daily Average Net Assets (“ANA”).

The Fund’s management fee includes its allocated share of the advisory fees based on the interest owned in the corresponding Master Portfolio. The advisory fees are accrued daily on ANA and payable monthly at an annual rate set forth in the Master Portfolio’s Notes to Financial Statements, which accompany this report. The investment advisory fees allocated from the Master Portfolio are included within the Statement of Operations within Net investment income (loss) allocated from Master Portfolio, in Expenses (net of waiver and/or reimbursement). Additionally, TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class R	0.65%	May 1, 2019
Class R4	0.30	May 1, 2019

Transamerica Funds	Annual Report 2018

Transamerica Stock Index

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

4. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Effective April 21, 2017, TAM is entitled to recapture expenses accrued by the Fund for fees waived and/or reimbursed during any of the previous thirty-six months if on any day or month the estimated annualized Fund operating expenses are less than the stated annual operating expense limit or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2018, are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2018, the balances available for recapture by TAM for the Fund are as follows:

	Amounts Available
Class	2017	2018	Total
Class R (A)	$—	$—	$—
Class R4 (B)	216,119	247,366	463,485

(A)	Class R commenced operations on April 21, 2017.
(B)	Class R4 was not subject to recapture prior to April 21, 2017. Please reference the Reorganization section of the Notes to Financial Statements for more information.

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Class R	0.50%
Class R4	0.25

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on the number of classes, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services.

For the year ended December 31, 2018, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 31,284	$ 2,257

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by the Trust to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2018, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

5. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and

Transamerica Funds	Annual Report 2018

Transamerica Stock Index

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

5. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to distribution re-designations and partnership basis adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$ (1,946,611)	$ 1,946,611

As of December 31, 2018, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 200,329,245	$ 337,234,866	$ —	$ 337,234,866

As of December 31, 2018, there were no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2018, the Fund did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 are as follows:

2018 Distributions Paid From			2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 12,981,137	$ 11,578,414	$ —	$ 13,302,764	$ 10,898,204	$ —

As of December 31, 2018, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 325,007	$ 8,016,030	$ —	$ —	$ 169,200,449	$ 337,234,866

6. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The most notable impacts being that the portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities, or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is November 5, 2018. Management has evaluated and adopted the disclosure requirements and the impact is reflected within the Fund’s financial statements.

Transamerica Funds	Annual Report 2018

Transamerica Stock Index

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

7. STOCK SPLIT

Effective as of the close of business on the date listed in the subsequent table, the Fund’s Class R4 underwent a stock split. There was no impact to the aggregate market value of shares outstanding. The historical capital share activity presented within the Statement of Changes in Net Assets and the per share data presented within the Financial Highlights have been retroactively adjusted to reflect the stock split. The stock split ratios, net effect on the NAV per share, and the number of shares outstanding as of the date indicated were as follows:

Reorganization Date	Share Split Ratio	Shares Prior to Stock Split	Shares After Stock Split	Increase (Decrease) Net Asset Value per Share	Increase (Decrease) Net Shares Outstanding
April 21, 2017	1.56-for-1	35,752,851	55,759,431	Decrease	Increase

8. REORGANIZATION

Following the close of business on April 21, 2017 (the “Reorganization Date”), the Target Funds reorganized into Transamerica Stock Index, a newly organized series within the Trust (“Destination Fund”). The reorganizations were as follows:

Target Fund	Destination Fund/Share Class
Transamerica Stock Index:
Transamerica Partners Stock Index	Class R
Transamerica Partners Institutional Stock Index (A)	Class R4

(A)	Accounting and performance survivor of the reorganizations. Where a Target Fund was the accounting and performance survivor for financial reporting purposes, the accounting and performance survivor’s financial and performance history prior to the reorganization became the financial and performance history of the Destination Fund and is reflected in the Destination Fund’s financial statements and financial highlights.

Pursuant to Agreements and Plans of Reorganization, each Target Fund transferred all of its property and assets to the corresponding Destination Fund. The purpose of the transactions was to achieve a more cohesive, focused, and streamlined fund complex. In exchange, the applicable Destination Fund assumed all of the liabilities of the applicable Target Fund and issued shares to that Target Fund as described below. The reorganizations were tax-free for Federal income tax purposes. For financial statement purposes, assets received and shares issued of the Destination Fund was recorded at fair value; however, the cost basis of the investments received from the Target Funds was carried forward to align ongoing reporting of the Destination Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Shares issued to Target Fund shareholders from the Destination Fund, along with the exchange ratio of the reorganization for the Destination Fund, were as follows (shares of those Destination Funds that were not the accounting and performance survivor of the applicable reorganization are also shown):

Fund	Fund Shares	Destination Fund - Class	Destination Fund Shares	Dollar Amount	Exchange Ratio (A)
Transamerica Partners Stock Index	15,527,225	Transamerica Stock Index – Class R	28,333,155	$283,331,550	0.82
Transamerica Partners Institutional Stock Index (B)	55,759,431	Transamerica Stock Index – Class R4	55,759,431	557,592,549	1.00

(A)	Calculated by dividing the Destination Fund shares issuable by the Fund shares outstanding on the Reorganization Date.
(B)	Accounting and performance survivor.

The net assets of the Target Funds, including unrealized appreciation (depreciation), were combined with those of the Destination Fund. These amounts were as follows:

Target Fund	Target Fund Unrealized Appreciation (Depreciation)	Target Fund Net Assets	Destination Fund	Destination Fund Net Assets Prior to Reorganization	Net Assets After Reorganization
Transamerica Partners Stock Index	$241,632,573	$283,331,550	Transamerica Stock Index	$—	$840,924,099
Transamerica Partners Institutional Stock Index (A)	560,650,512	557,592,549	—

(A)	Accounting and performance survivor.

Transamerica Funds	Annual Report 2018

Transamerica Stock Index

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

9. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Fund’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Fund in September 2016 as a reimbursement. The amounts applicable to each Fund, if any, were recognized as a change in accounting estimate and are reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

10. LEGAL PROCEEDINGS

On August 27, 2018, Transamerica Asset Management, Inc. (“TAM”), Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as subadviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. The tactical funds are Transamerica Dynamic Income (formerly, Transamerica Tactical Income), Transamerica Dynamic Allocation (formerly, Transamerica Tactical Rotation) and Transamerica Dynamic Allocation II (formerly, Transamerica Tactical Allocation, and now reorganized into Transamerica Dynamic Allocation). The asset allocation funds are Transamerica Managed Risk – Conservative ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Conservative VP and Transamerica Index 35 VP), Transamerica Managed Risk – Balanced ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Balanced VP and Transamerica Index 50 VP), Transamerica Managed Risk – Growth ETF VP (formerly, Transamerica Vanguard ETF Portfolio – Growth VP and Transamerica Index 75 VP), Transamerica QS Investors Active Asset Allocation – Conservative VP (formerly, Transamerica Aegon Active Asset Allocation – Conservative VP), Transamerica QS Investors Active Asset Allocation – Moderate VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate VP) and Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (formerly, Transamerica Aegon Active Asset Allocation – Moderate Growth VP). AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties will be deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold.

In accepting the settlement, the SEC considered the substantial cooperation and remedial efforts of AUIM, TAM and TCI. In the Order, the SEC acknowledged that, after the start of the SEC staff’s investigation but before the settlement, AUIM, TAM and TCI had voluntarily retained an independent compliance consultant to conduct a comprehensive review of certain compliance policies and procedures, internal controls and related procedures, and that AUIM, TAM and TCI had received the consultant’s written findings and implemented the consultant’s proposed changes. The SEC also acknowledged that, in advance of receiving written findings and recommendations from the independent compliance consultant, AUIM, TAM and TCI had already begun making revisions and improvements to their compliance policies and procedures. The SEC also considered that AUIM, TAM and TCI have retained the independent compliance consultant for further reviews through the completion of the consultant’s follow-up review for fiscal year 2019.

The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds.

Transamerica Funds	Annual Report 2018

Transamerica Stock Index

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2018

10. LEGAL PROCEEDINGS (continued)

Transamerica Financial Advisors, LLC (“TFA”), which serves as an intermediary for the Transamerica-sponsored mutual funds, also was a party to the settlement. The findings in the Order with respect to TFA are unrelated to the mutual funds.

The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.

The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the prospectus.

The Order and settlement has no impact on the Fund’s financial statements.

Transamerica Funds	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Stock Index

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Stock Index (the “Fund”) (one of the portfolios constituting Transamerica Funds (the “Trust”)), as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Transamerica Funds) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2019

Transamerica Funds	Annual Report 2018

Transamerica Stock Index

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Fund has made a long-term capital gain designations of $11,578,414 for the year ended December 31, 2018.

For dividends paid during the year ended December 31, 2018, the Fund designated $12,015,542 of qualified dividend income.

For corporate shareholders, investment income (dividend income plus short-term gains, if any) which qualifies for the maximum dividends received deduction is 86%.

Transamerica Funds	Annual Report 2018

Management of the Trust

Board Members and Officers

Each of the funds is supervised by the Board. The S&P 500 Index Master Portfolio is supervised by the Board of Trustees of the Master Investment Portfolio.

The members of the Board (“Board Members”) and executive officers of each Trust are listed below.

Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of each Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of each Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of each fund by its officers. The Board also reviews the management of each fund’s assets by the investment manager and its respective sub-adviser.

The funds are among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); (iii) Transamerica ETF Trust (“TET”) and (iv) Transamerica Asset Allocation Variable Funds (“TAAVF”). The Transamerica Fund Family consists of 136 funds as of the date of this annual report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period) the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS
Marijn P. Smit (45)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF, TST and TAAVF (2014 – present); TPP, TPFG and TPFG II (2014 – 2018);

Chairman of the Board, President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Income Shares, Inc. (“TIS”) (2014 – 2015);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

				136	Director, Massachusetts Fidelity Trust Company (2014 – present); Director, Aegon Global Funds (since 2016); Director – Akaan- Aegon, S.A.P.I. de C.V. (financial services joint venture in Mexico) (2017 – present)

Transamerica Funds	Annual Report 2018

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Vice President, Transamerica Life Insurance Company
(2010 – present);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016);

Senior Vice President, Transamerica Retirement Solutions Corporation (2012 – present); and

President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Alan F. Warrick (70)	Board Member	Since 2012	Board Member, TF, TST and TAAVF (2012 – present); TPP, TPFG and TPFG II (2012 – 2018); Board Member, TIS (2012 – 2015); Consultant, Aegon USA (2010 – 2011); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010 – present); and Managing Director for Strategic Business Development, Aegon USA (1994 – 2010).	131	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (66)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST and TAAVF (2008 – present); TPP, TPFG and TPFG II (2008 – 2018); Board Member, TIS (2008 – 2015); Board Member, Transamerica Investors, Inc. (“TII”) (2003 – 2010); and Partner, KPMG (1975 – 1999).	131	Big 5 Sporting Goods (2002 – present); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (62)	Lead Independent Board Member	Since 2002	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present); Board Member, TF (2002 – present);	131	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)

Transamerica Funds	Annual Report 2018

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Leo J. Hill (continued)

Board Member, TIS (2002 – 2015);

Board Member TPP, TPFG, TPFG II (2007 – 2018);

Board Member, TAAVF
(2007 – present);

Board Member, TII (2008 – 2010);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

David W. Jennings (72)	Board Member	Since 2009	Board Member, TF, TST and TAAVF (2009 – present); TPP, TPFG and TPFG II (2009 – 2018); Board Member, TIS (2009 – 2015); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital Management, LLC (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	131	N/A
Russell A. Kimball, Jr. (74)	Board Member	Since 1986 – 1990 and Since 2002	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, TF, (1986 – 1990), (2002 – present); Board Member, TIS (2002 – 2015); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Board Member, TAAVF (2007 – present); and Board Member, TII (2008 – 2010).	131	N/A

Transamerica Funds	Annual Report 2018

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Fredric A. Nelson III (61)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); TPP, TPFG and TPFG II (2017-2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	131	N/A
John E. Pelletier (54)	Board Member	Since 2017

Board Member, TF, TST and TAAVF (2017 – present); TPP, TPFG and TPFG II (2017 – 2018);

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – present);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – present);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008); and

Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates;

				131	N/A
Patricia L. Sawyer (68)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present);	131	Honorary Trustee, Bryant University (1996 – present)

Transamerica Funds	Annual Report 2018

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS — continued
Patricia L. Sawyer (continued)

Board Member, TIS (2007 – 2015);

Board Member, TII (2008 – 2010);

Board Member, TPP, TPFG and TPFG II (1993 – 2018);

Board Member, TAAVF
(1993 – present); and

Trustee, Chair of Finance Committee and Chair of Nominating Committee
(1987 – 1996), Bryant University.

John W. Waechter (66)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TIS (2004 – 2015); Board Member, TF (2005 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Board Member, TAAVF (2007 – present); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	131	Board Member,
Operation PAR,
Inc. (non-profit
organization)
(2008 – present);
Board Member,
Remember Honor
Support, Inc.
(non-profit
organization)
(2013 – present)
Board Member,
WRH Income
Properties, Inc.
(real estate)
(2014 – present);
Boley PAR, Inc.
(non-profit
organization)
(2016 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2018

Officers

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their year of birth, their positions held with each Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (45)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Member Table.
Christopher A. Staples (48)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services (2007 – present), Transamerica Funds and TST;

Vice President and Chief Investment Officer, Advisory Services (2007 – 2015), TIS;

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – present);

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II
(2007 – 2018);

Director (2005 – present), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016), and Lead Portfolio Manager (2007 – present);

Registered Representative (2007 – 2016), TCI; and Registered Representative, TFA (2005 – present).

Thomas R. Wald (58)	Chief Investment Officer	Since 2014

Chief Investment Officer, Transamerica Funds, TST and TAAVF (2014 – present); TPP, TPFG and TPFG II (2014 – 2018);

Chief Investment Officer, TIS (2014 – 2015);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Chief Investment Officer, Transamerica Investments & Retirement (2014 – present); and

Vice President and Client Portfolio Manager, Curian Capital, LLC (2012 – 2014).

Vincent J. Toner (48)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, Transamerica Funds, TST and TAAVF (2014 – present); TPP, TPFG and TPFG II (2014 – 2018);

Vice President and Treasurer, TIS (2014 – 2015);

Vice President and Treasurer (2016 – present), Vice President, Administration and Treasurer
(2014 – 2016), TAM;

Vice President, Administration and Treasurer, TFS (2014 – present); and

Senior Vice President and Vice President, Fund Administration, Brown Brothers Harriman (2010 – 2014).

Transamerica Funds	Annual Report 2018

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Scott M. Lenhart (57)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014

Chief Compliance Officer and Anti-Money Laundering Officer, Transamerica Funds, TST and TAAVF (2014 – present), TIS (2014 – 2015); TPP, TPFG and TPFG II (2014-2018);

Chief Compliance Officer (2014 – present), Anti-Money Laundering Officer (2014 – Present), TAM;

Vice President and Chief Compliance Officer, TFS (2014 – present);

Director of Compliance, Transamerica Investments & Retirement (2014 – present).

Rhonda A. Mills (52)	Assistant General Counsel, Assistant Secretary	Since 2016

Assistant Secretary, Transamerica Funds, TST and TAAVF (2016 – present); TPP, TPFG, TPFG II (2016-2018);

Assistant Secretary, Vice President and High Level Specialist Attorney (2014 – 2016), Assistant General Counsel (2016 – present), TAM;

Assistant Secretary, High Level Specialist Attorney and Vice President (2014 – present), TFS;

Vice President and Associate Counsel, ALPS Fund Services, Inc. (2011 – 2014);

Managing Member, Mills Law, LLC (2010 – 2011);

Counsel, Old Mutual Capital (2006 – 2009);

Senior Counsel, Great-West Life and Annuity Insurance Company (2004 – 2006); and

Securities Counsel, J.D. Edwards (2000 – 2003).

Blake Boettcher (32)	Tax manager	Since 2018	Tax Manager, Transamerica Funds, TST, TAAVF and TET (2018 – present); Senior Manager – Tax, Charles Schwab Investment Management (2015 – 2017); and Tax Manager, Deloitte Tax LLP (2012 – 2015).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2018

Appendix A

S&P 500 Index Master Portfolio

(This page intentionally left blank)

Master Portfolio Information as of December 31, 2018	S&P 500 Index Master Portfolio

TEN LARGEST HOLDINGS
Security	Percent of Net Assets
Microsoft Corp.	4%
Apple, Inc.	3
Amazon.com, Inc.	3
Berkshire Hathaway, Inc., Class B	2
Johnson & Johnson	2
JPMorgan Chase & Co.	2
Alphabet, Inc., Class C	2
Facebook, Inc., Class A	1
Alphabet, Inc., Class A	1
Exxon Mobil Corp.	1

SECTOR ALLOCATION
Sector	Percent of Net Assets
Information Technology	20%
Health Care	15
Financials	13
Communication Services	10
Consumer Discretionary	10
Industrials	9
Consumer Staples	7
Energy	5
Utilities	4
Short-Term Securities	3
Real Estate	3
Materials	3
Liabilities in Excess of Other Assets	(2)

For Master Portfolio compliance purposes, the Master Portfolio’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

M A S T E R P O R T F O L I O I N F O R M A T I O N	1

Schedule of Investments December 31, 2018	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 99.2%

Aerospace & Defense — 2.5%
Arconic, Inc.	341,858	$5,763,726
Boeing Co.	428,984	138,347,340
General Dynamics Corp.	227,286	35,731,632
Harris Corp.	97,397	13,114,506
Huntington Ingalls Industries, Inc.	33,853	6,442,564
L3 Technologies, Inc.	65,545	11,382,545
Lockheed Martin Corp.	201,269	52,700,275
Northrop Grumman Corp.	141,439	34,638,411
Raytheon Co.	232,252	35,615,844
Textron, Inc.	201,917	9,286,163
TransDigm Group, Inc.(a)	40,064	13,624,164
United Technologies Corp.	660,214	70,299,587
		426,946,757
Air Freight & Logistics — 0.6%
C.H. Robinson Worldwide, Inc.	108,947	9,161,353
Expeditors International of Washington, Inc.	138,922	9,459,199
FedEx Corp.	198,649	32,048,043
United Parcel Service, Inc., Class B	566,300	55,231,239
		105,899,834
Airlines — 0.4%
Alaska Air Group, Inc.	97,974	5,961,718
American Airlines Group, Inc.	325,899	10,464,617
Delta Air Lines, Inc.	512,953	25,596,354
Southwest Airlines Co.	414,210	19,252,481
United Continental Holdings, Inc.(a)	187,441	15,694,435
		76,969,605
Auto Components — 0.1%
Aptiv PLC	221,644	13,646,621
BorgWarner, Inc.	166,763	5,793,346
Goodyear Tire & Rubber Co.	178,104	3,635,103
		23,075,070
Automobiles — 0.4%
Ford Motor Co.	3,212,762	24,577,629
General Motors Co.	1,073,242	35,899,945
Harley-Davidson, Inc.	128,117	4,371,352
		64,848,926
Banks — 5.6%
Bank of America Corp.	7,418,602	182,794,353
BB&T Corp.	628,862	27,242,302
Citigroup, Inc.	1,990,808	103,641,464
Citizens Financial Group, Inc.	395,170	11,748,404
Comerica, Inc.	129,051	8,864,513
Fifth Third Bancorp	546,407	12,856,957
First Republic Bank	135,767	11,798,152
Huntington Bancshares, Inc.	848,449	10,113,512
JPMorgan Chase & Co.	2,699,522	263,527,338
KeyCorp	828,871	12,250,713
M&T Bank Corp.	116,427	16,664,197
People’s United Financial, Inc.	288,648	4,165,191
PNC Financial Services Group, Inc.	375,510	43,900,874
Regions Financial Corp.	833,745	11,155,508
SunTrust Banks, Inc.	372,254	18,776,492
SVB Financial Group(a)	42,320	8,037,414
U.S. Bancorp	1,235,788	56,475,512
Wells Fargo & Co.	3,446,830	158,829,926
Zions Bancorporation	169,912	6,922,215
		969,765,037
Beverages — 1.9%
Brown-Forman Corp., Class B	140,474	6,683,753
Coca-Cola Co.	3,107,865	147,157,408

Security	Shares	Value
Beverages (continued)
Constellation Brands, Inc., Class A	135,909	$21,856,885
Molson Coors Brewing Co., Class B	149,204	8,379,297
Monster Beverage Corp.(a)	327,366	16,112,954
PepsiCo, Inc.	1,147,079	126,729,288
		326,919,585
Biotechnology — 2.6%
AbbVie, Inc.	1,223,789	112,821,108
Alexion Pharmaceuticals, Inc.(a)	183,191	17,835,476
Amgen, Inc.	517,553	100,752,043
Biogen, Inc.(a)	164,209	49,413,772
Celgene Corp.(a)	571,377	36,619,552
Gilead Sciences, Inc.	1,053,135	65,873,594
Incyte Corp.(a)	140,255	8,918,815
Regeneron Pharmaceuticals, Inc.(a)	63,237	23,619,020
Vertex Pharmaceuticals, Inc.(a)	208,396	34,533,301
		450,386,681
Building Products — 0.3%
Allegion PLC	75,427	6,012,286
AO Smith Corp.	112,161	4,789,275
Fortune Brands Home & Security, Inc.	110,954	4,215,143
Johnson Controls International PLC	756,759	22,437,904
Masco Corp.	243,172	7,110,349
		44,564,957
Capital Markets — 2.7%
Affiliated Managers Group, Inc.	41,062	4,001,081
Ameriprise Financial, Inc.	115,616	12,066,842
Bank of New York Mellon Corp.	743,335	34,988,778
BlackRock, Inc.(e)	98,827	38,821,222
Cboe Global Markets, Inc.	89,139	8,720,468
Charles Schwab Corp.	981,869	40,777,020
CME Group, Inc.	290,773	54,700,217
E*Trade Financial Corp.	202,442	8,883,155
Franklin Resources, Inc.	234,994	6,969,922
Goldman Sachs Group, Inc.	282,687	47,222,863
Intercontinental Exchange, Inc.	464,012	34,954,024
Invesco Ltd.	327,515	5,482,601
Moody’s Corp.	136,735	19,148,369
Morgan Stanley	1,070,571	42,448,140
MSCI, Inc.	70,484	10,391,456
Nasdaq, Inc.	91,261	7,444,160
Northern Trust Corp.	183,352	15,326,394
Raymond James Financial, Inc.	107,809	8,022,068
S&P Global, Inc.	204,305	34,719,592
State Street Corp.	312,117	19,685,219
T. Rowe Price Group, Inc.	197,462	18,229,692
		473,003,283
Chemicals — 2.1%
Air Products & Chemicals, Inc.	178,647	28,592,452
Albemarle Corp.	84,262	6,494,072
Celanese Corp., Series A	111,857	10,063,774
CF Industries Holdings, Inc.	183,499	7,984,042
DowDuPont, Inc.	1,871,326	100,078,514
Eastman Chemical Co.	111,653	8,162,951
Ecolab, Inc.	206,675	30,453,561
FMC Corp.	106,998	7,913,572
International Flavors & Fragrances, Inc.	84,285	11,316,947
Linde PLC	448,068	69,916,531
LyondellBasell Industries NV, Class A	258,818	21,523,305
Mosaic Co.	281,703	8,228,545
PPG Industries, Inc.	195,880	20,024,812
Sherwin-Williams Co.	67,060	26,385,428
		357,138,506

2	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2018	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Commercial Services & Supplies — 0.4%
Cintas Corp.	71,953	$12,087,384
Copart, Inc.(a)	163,712	7,822,159
Republic Services, Inc.	180,384	13,003,883
Rollins, Inc.	113,328	4,091,141
Waste Management, Inc.	318,486	28,342,069
		65,346,636
Communications Equipment — 1.1%
Arista Networks, Inc.(a)	41,379	8,718,556
Cisco Systems, Inc.	3,659,285	158,556,819
F5 Networks, Inc.(a)	48,294	7,825,077
Juniper Networks, Inc.	273,875	7,369,976
Motorola Solutions, Inc.	135,278	15,562,381
		198,032,809
Construction & Engineering — 0.1%
Fluor Corp.	106,594	3,432,327
Jacobs Engineering Group, Inc.	95,037	5,555,863
Quanta Services, Inc.	116,201	3,497,650
		12,485,840
Construction Materials — 0.1%
Martin Marietta Materials, Inc.	49,878	8,572,532
Vulcan Materials Co.	105,823	10,455,312
		19,027,844
Consumer Finance — 0.7%
American Express Co.	570,527	54,382,634
Capital One Financial Corp.	390,922	29,549,794
Discover Financial Services	277,910	16,391,132
Synchrony Financial	529,981	12,433,354
		112,756,914
Containers & Packaging — 0.3%
Avery Dennison Corp.	73,011	6,558,578
Ball Corp.	272,557	12,532,171
International Paper Co.	337,912	13,638,128
Packaging Corp. of America	74,956	6,255,828
Sealed Air Corp.	123,671	4,308,698
WestRock Co.	201,966	7,626,236
		50,919,639
Distributors — 0.1%
Genuine Parts Co.	117,590	11,290,992
LKQ Corp.(a)	249,504	5,920,730
		17,211,722
Diversified Consumer Services — 0.0%
H&R Block, Inc.	162,767	4,129,399
Diversified Financial Services — 1.9%
Berkshire Hathaway, Inc., Class B(a)	1,581,022	322,813,072
Jefferies Financial Group, Inc.	226,543	3,932,786
		326,745,858
Diversified Telecommunication Services — 2.1%
AT&T, Inc.	5,923,729	169,063,225
CenturyLink, Inc.	783,101	11,863,980
Verizon Communications, Inc.	3,359,635	188,878,680
		369,805,885
Electric Utilities — 2.0%
Alliant Energy Corp.	187,487	7,921,326
American Electric Power Co., Inc.	398,438	29,779,256
Duke Energy Corp.	576,733	49,772,058
Edison International	265,461	15,070,221
Entergy Corp.	149,796	12,892,942
Evergy, Inc.	217,814	12,365,301
Eversource Energy	260,648	16,952,546
Exelon Corp.	782,343	35,283,669

Security	Shares	Value
Electric Utilities (continued)
FirstEnergy Corp.	398,299	$14,956,127
NextEra Energy, Inc.	385,535	67,013,694
PG&E Corp.(a)	411,966	9,784,192
Pinnacle West Capital Corp.	89,581	7,632,301
PPL Corp.	590,949	16,741,585
Southern Co.	836,566	36,741,979
Xcel Energy, Inc.	418,295	20,609,395
		353,516,592
Electrical Equipment — 0.5%
AMETEK, Inc.	191,707	12,978,564
Eaton Corp. PLC	354,261	24,323,560
Emerson Electric Co.	510,668	30,512,413
Rockwell Automation, Inc.	99,491	14,971,406
		82,785,943
Electronic Equipment, Instruments & Components — 0.5%
Amphenol Corp., Class A	245,630	19,900,942
Corning, Inc.	655,695	19,808,546
FLIR Systems, Inc.	117,964	5,136,152
IPG Photonics Corp.(a)(b)	28,468	3,225,140
Keysight Technologies, Inc.(a)(b)	148,733	9,233,345
TE Connectivity Ltd.	280,854	21,240,988
		78,545,113
Energy Equipment & Services — 0.5%
Baker Hughes a GE Co.	406,947	8,749,360
Halliburton Co.	720,748	19,157,482
Helmerich & Payne, Inc.	86,463	4,145,036
National Oilwell Varco, Inc.	304,208	7,818,146
Schlumberger Ltd.	1,137,997	41,058,932
TechnipFMC PLC	339,977	6,656,750
		87,585,706
Entertainment — 0.8%
Activision Blizzard, Inc.	622,893	29,008,127
Electronic Arts, Inc.(a)	247,957	19,566,287
Netflix, Inc.(a)	355,186	95,069,085
		143,643,499
Equity Real Estate Investment Trusts (REITs) — 2.9%
Alexandria Real Estate Equities, Inc.(b)	92,153	10,619,712
American Tower Corp.	357,515	56,555,298
Apartment Investment & Management Co., Class A	124,190	5,449,457
AvalonBay Communities, Inc.	114,660	19,956,573
Boston Properties, Inc.	128,040	14,410,902
Crown Castle International Corp.(b)	337,162	36,625,908
Digital Realty Trust, Inc.(b)	169,518	18,062,143
Duke Realty Corp.	282,346	7,312,761
Equinix, Inc.	65,823	23,206,557
Equity Residential	303,181	20,012,978
Essex Property Trust, Inc.	54,620	13,393,370
Extra Space Storage, Inc.(b)	101,159	9,152,866
Federal Realty Investment Trust(b)	58,674	6,925,879
HCP, Inc.(b)	394,067	11,006,291
Host Hotels & Resorts, Inc.	587,833	9,799,176
Iron Mountain, Inc.	227,333	7,367,863
Kimco Realty Corp.	327,508	4,797,992
Macerich Co.(b)	84,574	3,660,363
Mid-America Apartment Communities, Inc.	90,873	8,696,546
Prologis, Inc.	515,336	30,260,530
Public Storage(b)	122,299	24,754,541
Realty Income Corp.	242,553	15,290,541
Regency Centers Corp.	135,215	7,934,416
SBA Communications Corp.(a)(b)	93,147	15,079,568
Simon Property Group, Inc.	252,034	42,339,192
SL Green Realty Corp.(b)	67,577	5,343,989

S C H E D U L E O F I N V E S T M E N T S	3

Schedule of Investments (continued) December 31, 2018	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
UDR, Inc.	218,971	$8,675,631
Ventas, Inc.(b)	291,737	17,092,871
Vornado Realty Trust	137,769	8,545,811
Welltower, Inc.(b)	306,752	21,291,656
Weyerhaeuser Co.	621,963	13,596,111
		497,217,492
Food & Staples Retailing — 1.5%
Costco Wholesale Corp.	357,246	72,774,583
Kroger Co.	651,913	17,927,607
Sysco Corp.	390,426	24,464,093
Walgreens Boots Alliance, Inc.	656,392	44,851,265
Walmart, Inc.	1,158,132	107,879,996
		267,897,544
Food Products — 1.1%
Archer-Daniels-Midland Co.	458,597	18,788,719
Campbell Soup Co.	153,093	5,050,538
Conagra Brands, Inc.	385,346	8,230,990
General Mills, Inc.	487,545	18,985,002
Hershey Co.	112,215	12,027,204
Hormel Foods Corp.	216,638	9,246,110
J.M. Smucker Co.	90,226	8,435,229
Kellogg Co.	209,079	11,919,594
Kraft Heinz Co.	515,749	22,197,837
Lamb Weston Holdings, Inc.	121,446	8,933,568
McCormick & Co., Inc.	100,395	13,979,000
Mondelez International, Inc., Class A	1,183,371	47,370,341
Tyson Foods, Inc., Class A	244,391	13,050,479
		198,214,611
Health Care Equipment & Supplies — 3.4%
Abbott Laboratories	1,426,328	103,166,304
ABIOMED, Inc.(a)	37,398	12,155,846
Align Technology, Inc.(a)	60,034	12,572,921
Baxter International, Inc.	403,483	26,557,251
Becton Dickinson & Co.	218,659	49,268,246
Boston Scientific Corp.(a)	1,127,328	39,839,772
Cooper Cos., Inc.	39,378	10,021,701
Danaher Corp.	500,974	51,660,439
Dentsply Sirona, Inc.	177,298	6,597,259
Edwards Lifesciences Corp.(a)	170,390	26,098,636
Hologic, Inc.(a)	214,270	8,806,497
IDEXX Laboratories, Inc.(a)	71,317	13,266,388
Intuitive Surgical, Inc.(a)	93,301	44,683,715
Medtronic PLC	1,091,802	99,310,310
Resmed, Inc.	117,913	13,426,753
Stryker Corp.	253,113	39,675,463
Varian Medical Systems, Inc.(a)(b)	72,395	8,203,077
Zimmer Biomet Holdings, Inc.	167,668	17,390,525
		582,701,103
Health Care Providers & Services — 3.2%
AmerisourceBergen Corp.	124,565	9,267,636
Anthem, Inc.	210,484	55,279,413
Cardinal Health, Inc.	238,006	10,615,068
Centene Corp.(a)	167,119	19,268,821
Cigna Corp.(b)	310,561	58,981,745
CVS Health Corp.	1,054,857	69,114,231
DaVita, Inc.(a)	100,411	5,167,150
HCA Healthcare, Inc.	219,296	27,291,387
Henry Schein, Inc.(a)	121,008	9,501,548
Humana, Inc.	112,843	32,327,263
Laboratory Corp. of America Holdings(a)	80,802	10,210,141
McKesson Corp.	161,421	17,832,178
Quest Diagnostics, Inc.	108,467	9,032,047
UnitedHealth Group, Inc.	782,326	194,893,053

Security	Shares	Value
Health Care Providers & Services (continued)
Universal Health Services, Inc., Class B	71,817	$8,370,989
WellCare Health Plans, Inc.(a)	39,702	9,373,245
		546,525,915
Health Care Technology — 0.1%
Cerner Corp.(a)	271,259	14,224,822
Hotels, Restaurants & Leisure — 1.8%
Carnival Corp.	328,205	16,180,507
Chipotle Mexican Grill, Inc.(a)	19,446	8,396,588
Darden Restaurants, Inc.	103,045	10,290,074
Hilton Worldwide Holdings, Inc.	244,453	17,551,725
Marriott International, Inc., Class A	230,943	25,071,172
McDonald’s Corp.	627,040	111,343,493
MGM Resorts International	417,840	10,136,798
Norwegian Cruise Line Holdings Ltd.(a)	174,241	7,386,076
Royal Caribbean Cruises Ltd.	140,499	13,739,397
Starbucks Corp.	1,009,956	65,041,167
Wynn Resorts Ltd.	78,376	7,752,170
Yum! Brands, Inc.	255,012	23,440,703
		316,329,870
Household Durables — 0.3%
D.R. Horton, Inc.	272,286	9,437,433
Garmin Ltd.	97,192	6,154,197
Leggett & Platt, Inc.	104,824	3,756,892
Lennar Corp., Class A	233,087	9,125,356
Mohawk Industries, Inc.(a)	50,377	5,892,094
Newell Brands, Inc.	362,328	6,735,678
PulteGroup, Inc.	204,600	5,317,554
Whirlpool Corp.	50,020	5,345,637
		51,764,841
Household Products — 1.7%
Church & Dwight Co., Inc.	203,326	13,370,718
Clorox Co.	104,561	16,117,032
Colgate-Palmolive Co.	705,271	41,977,730
Kimberly-Clark Corp.	281,123	32,031,155
Procter & Gamble Co.	2,024,260	186,069,979
		289,566,614
Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.	525,092	7,592,830
NRG Energy, Inc.(b)	233,163	9,233,255
		16,826,085
Industrial Conglomerates — 1.4%
3M Co.	473,972	90,310,625
General Electric Co.	7,082,769	53,616,561
Honeywell International, Inc.	601,924	79,526,199
Roper Technologies, Inc.	84,684	22,569,980
		246,023,365
Insurance — 2.4%
Aflac, Inc.	615,899	28,060,358
Allstate Corp.	280,580	23,184,325
American International Group, Inc.	723,743	28,522,712
Aon PLC	196,028	28,494,630
Arthur J Gallagher & Co.	152,665	11,251,411
Assurant, Inc.	39,718	3,552,378
Brighthouse Financial, Inc.(a)	89,617	2,731,526
Chubb Ltd.	374,213	48,340,835
Cincinnati Financial Corp.	120,003	9,290,632
Everest Re Group Ltd.	33,888	7,379,451
Hartford Financial Services Group, Inc.	296,680	13,187,426
Lincoln National Corp.	171,057	8,776,935
Loews Corp.	219,232	9,979,441
Marsh & McLennan Cos., Inc.	408,802	32,601,959

4	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2018	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Insurance (continued)
MetLife, Inc.	807,297	$33,147,615
Principal Financial Group, Inc.	209,736	9,264,039
Progressive Corp.	473,257	28,551,595
Prudential Financial, Inc.	341,996	27,889,774
Torchmark Corp.	79,754	5,944,066
Travelers Cos., Inc.	216,296	25,901,446
Unum Group	173,973	5,111,327
Willis Towers Watson PLC	106,833	16,223,659
		407,387,540
Interactive Media & Services — 4.6%
Alphabet, Inc., Class A(a)	243,209	254,143,677
Alphabet, Inc., Class C(a)	249,959	258,860,040
Facebook, Inc., Class A(a)	1,955,168	256,302,973
Twitter, Inc.(a)	592,383	17,025,087
		786,331,777
Internet & Direct Marketing Retail — 3.5%
Amazon.com, Inc.(a)	334,211	501,974,896
Booking Holdings, Inc.(a)	37,742	65,007,575
eBay, Inc.(a)	741,038	20,800,937
Expedia Group, Inc.	98,694	11,117,879
TripAdvisor, Inc.(a)	79,971	4,313,636
		603,214,923
IT Services — 4.7%
Accenture PLC, Class A	518,678	73,138,785
Akamai Technologies, Inc.(a)	130,397	7,964,649
Alliance Data Systems Corp.	37,366	5,607,889
Automatic Data Processing, Inc.	357,047	46,816,003
Broadridge Financial Solutions, Inc.	92,811	8,933,059
Cognizant Technology Solutions Corp., Class A	473,813	30,077,649
DXC Technology Co.	230,909	12,277,432
Fidelity National Information Services, Inc.	267,848	27,467,812
Fiserv, Inc.(a)	325,896	23,950,097
FleetCor Technologies, Inc.(a)(b)	73,081	13,572,603
Gartner, Inc.(a)	72,178	9,227,235
Global Payments, Inc.	127,143	13,112,258
International Business Machines Corp.	740,479	84,170,248
Jack Henry & Associates, Inc.	61,172	7,739,481
Mastercard, Inc., Class A	738,235	139,268,033
Paychex, Inc.	262,944	17,130,802
PayPal Holdings, Inc.(a)	958,915	80,635,162
Total System Services, Inc.	139,838	11,367,431
VeriSign, Inc.(a)	87,970	13,045,071
Visa, Inc., Class A	1,427,936	188,401,876
Western Union Co.	346,907	5,918,233
		819,821,808
Leisure Products — 0.1%
Hasbro, Inc.	92,868	7,545,525
Mattel, Inc.(a)	265,484	2,652,185
		10,197,710
Life Sciences Tools & Services — 1.0%
Agilent Technologies, Inc.	260,809	17,594,175
Illumina, Inc.(a)	119,944	35,974,804
IQVIA Holdings, Inc.(a)	130,739	15,187,950
Mettler-Toledo International, Inc.(a)	20,842	11,787,818
PerkinElmer, Inc.	88,109	6,920,962
Thermo Fisher Scientific, Inc.	327,648	73,324,346
Waters Corp.(a)(b)	60,370	11,388,800
		172,178,855
Machinery — 1.5%
Caterpillar, Inc.	480,924	61,111,013
Cummins, Inc.	122,227	16,334,416
Deere & Co.	262,034	39,087,612

Security	Shares	Value
Machinery (continued)
Dover Corp.	116,678	$8,278,304
Flowserve Corp.	100,523	3,821,885
Fortive Corp.	235,008	15,900,641
Illinois Tool Works, Inc.	250,555	31,742,813
Ingersoll-Rand PLC	201,326	18,366,971
PACCAR, Inc.	287,065	16,402,894
Parker-Hannifin Corp.	109,487	16,328,891
Pentair PLC	123,808	4,677,466
Snap-on, Inc.	44,395	6,450,150
Stanley Black & Decker, Inc.	125,019	14,969,775
Xylem, Inc.	142,778	9,526,148
		262,998,979
Media — 2.4%
CBS Corp., Class B	280,090	12,245,535
Charter Communications, Inc., Class A(a)	144,268	41,112,052
Comcast Corp., Class A	3,698,140	125,921,667
Discovery, Inc., Class A(a)	127,330	3,150,144
Discovery, Inc., Class C(a)	283,312	6,538,841
DISH Network Corp., Class A(a)	182,512	4,557,325
Interpublic Group of Cos., Inc.	305,107	6,294,357
News Corp., Class A	295,564	3,354,651
News Corp., Class B	95,128	1,098,728
Omnicom Group, Inc.	185,440	13,581,626
Twenty-First Century Fox, Inc., Class A	857,684	41,271,754
Twenty-First Century Fox, Inc., Class B	399,373	19,082,042
Viacom, Inc., Class B	280,105	7,198,699
Walt Disney Co.	1,212,038	132,899,967
		418,307,388
Metals & Mining — 0.2%
Freeport-McMoRan, Inc.	1,197,969	12,351,060
Newmont Mining Corp.	437,535	15,160,588
Nucor Corp.	251,026	13,005,657
		40,517,305
Multi-Utilities — 1.1%
Ameren Corp.	201,176	13,122,710
CenterPoint Energy, Inc.	416,359	11,753,815
CMS Energy Corp.	234,825	11,659,061
Consolidated Edison, Inc.	254,339	19,446,760
Dominion Energy, Inc.	535,780	38,286,839
DTE Energy Co.	149,973	16,542,022
NiSource, Inc.	288,178	7,305,312
Public Service Enterprise Group, Inc.	411,377	21,412,173
SCANA Corp.	113,326	5,414,716
Sempra Energy	222,945	24,120,420
WEC Energy Group, Inc.	258,937	17,933,977
		186,997,805
Multiline Retail — 0.5%
Dollar General Corp.	216,532	23,402,779
Dollar Tree, Inc.(a)	195,034	17,615,471
Kohl’s Corp.	132,816	8,811,013
Macy’s, Inc.	244,606	7,284,367
Nordstrom, Inc.	88,174	4,109,790
Target Corp.	429,147	28,362,325
		89,585,745
Oil, Gas & Consumable Fuels — 4.8%
Anadarko Petroleum Corp.	414,553	18,174,004
Apache Corp.	301,654	7,918,418
Cabot Oil & Gas Corp.	341,434	7,631,050
Chevron Corp.	1,553,741	169,031,483
Cimarex Energy Co.	76,071	4,689,777
Concho Resources, Inc.(a)	164,557	16,914,814
ConocoPhillips	935,807	58,347,566

S C H E D U L E O F I N V E S T M E N T S	5

Schedule of Investments (continued) December 31, 2018	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Devon Energy Corp.	376,109	$8,477,497
Diamondback Energy, Inc.	128,285	11,892,020
EOG Resources, Inc.	472,586	41,214,225
Exxon Mobil Corp.	3,443,768	234,830,540
Hess Corp.	198,149	8,025,035
HollyFrontier Corp.	124,536	6,366,280
Kinder Morgan, Inc.	1,553,280	23,889,446
Marathon Oil Corp.	694,813	9,963,618
Marathon Petroleum Corp.	563,292	33,239,861
Newfield Exploration Co.(a)	149,552	2,192,432
Noble Energy, Inc.	382,556	7,176,751
Occidental Petroleum Corp.	615,255	37,764,352
ONEOK, Inc.	337,239	18,194,044
Phillips 66	346,242	29,828,748
Pioneer Natural Resources Co.	139,903	18,400,043
Valero Energy Corp.	346,389	25,968,783
Williams Cos., Inc.	1,000,001	22,050,022
		822,180,809
Personal Products — 0.1%
Coty, Inc., Class A	348,716	2,287,577
Estee Lauder Cos., Inc., Class A	179,443	23,345,534
		25,633,111
Pharmaceuticals — 5.2%
Allergan PLC	259,395	34,670,736
Bristol-Myers Squibb Co.	1,329,425	69,103,511
Eli Lilly & Co.	766,629	88,714,308
Johnson & Johnson	2,182,044	281,592,778
Merck & Co., Inc.	2,114,321	161,555,268
Mylan NV(a)	428,272	11,734,653
Nektar Therapeutics(a)(b)	137,507	4,519,855
Perrigo Co. PLC	99,598	3,859,422
Pfizer, Inc.	4,693,044	204,851,371
Zoetis, Inc.	391,636	33,500,543
		894,102,445
Professional Services — 0.3%
Equifax, Inc.	95,836	8,925,207
IHS Markit Ltd.(a)(b)	296,698	14,232,603
Nielsen Holdings PLC	282,363	6,587,529
Robert Half International, Inc.	95,017	5,434,972
Verisk Analytics, Inc.(a)	136,276	14,859,535
		50,039,846
Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A(a)	251,416	10,066,697
Road & Rail — 1.0%
CSX Corp.	654,890	40,688,316
JB Hunt Transport Services, Inc.	69,115	6,430,459
Kansas City Southern	80,675	7,700,429
Norfolk Southern Corp.	222,841	33,323,643
Union Pacific Corp.	599,062	82,808,340
		170,951,187
Semiconductors & Semiconductor Equipment — 3.7%
Advanced Micro Devices, Inc.(a)	727,098	13,422,229
Analog Devices, Inc.	300,091	25,756,811
Applied Materials, Inc.	803,199	26,296,735
Broadcom, Inc.	336,163	85,479,528
Intel Corp.	3,710,169	174,118,231
KLA-Tencor Corp.	127,217	11,384,649
Lam Research Corp.	127,713	17,390,679
Maxim Integrated Products, Inc.	230,848	11,738,621
Microchip Technology, Inc.	195,091	14,030,945
Micron Technology, Inc.(a)	913,727	28,992,558

Security	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
NVIDIA Corp.(b)	496,600	$66,296,100
Qorvo, Inc.(a)	105,305	6,395,173
QUALCOMM, Inc.	986,383	56,135,056
Skyworks Solutions, Inc.	141,213	9,464,095
Texas Instruments, Inc.	778,230	73,542,735
Xilinx, Inc.	205,839	17,531,308
		637,975,453
Software — 6.2%
Adobe, Inc.(a)	397,590	89,950,762
ANSYS, Inc.(a)	66,528	9,509,512
Autodesk, Inc.(a)	179,650	23,104,786
Cadence Design Systems, Inc.(a)	224,041	9,741,303
Citrix Systems, Inc.	102,013	10,452,252
Fortinet, Inc.(a)	115,150	8,110,014
Intuit, Inc.	211,621	41,657,594
Microsoft Corp.	6,286,142	638,483,443
Oracle Corp.	2,074,557	93,666,249
Red Hat, Inc.(a)	143,919	25,277,933
salesforce.com, Inc.(a)	623,736	85,433,120
Symantec Corp.	506,961	9,579,028
Synopsys, Inc.(a)	118,824	10,009,734
Take-Two Interactive Software, Inc.(a)	95,019	9,781,256
		1,064,756,986
Specialty Retail — 2.3%
Advance Auto Parts, Inc.	58,023	9,136,302
AutoZone, Inc.(a)	20,720	17,370,405
Best Buy Co., Inc.	186,826	9,894,305
CarMax, Inc.(a)	139,174	8,730,385
Foot Locker, Inc.	90,561	4,817,845
Gap, Inc.	168,153	4,331,621
Home Depot, Inc.	920,702	158,195,018
L Brands, Inc.	179,580	4,609,819
Lowe’s Cos., Inc.	655,284	60,522,030
O’Reilly Automotive, Inc.(a)	65,600	22,588,048
Ross Stores, Inc.	305,994	25,458,701
Tiffany & Co.	86,414	6,957,191
TJX Cos., Inc.	1,012,995	45,321,396
Tractor Supply Co.	97,245	8,114,123
Ulta Salon Cosmetics & Fragrance, Inc.(a)	46,924	11,488,872
		397,536,061
Technology Hardware, Storage & Peripherals — 3.8%
Apple, Inc.	3,668,793	578,715,408
Hewlett Packard Enterprise Co.	1,175,551	15,529,029
HP, Inc.	1,296,190	26,520,047
NetApp, Inc.	200,968	11,991,761
Seagate Technology PLC	206,875	7,983,306
Western Digital Corp.	230,118	8,507,462
Xerox Corp.	170,445	3,367,993
		652,615,006
Textiles, Apparel & Luxury Goods — 0.7%
Hanesbrands, Inc.	286,625	3,591,411
Michael Kors Holdings Ltd.(a)	115,668	4,386,131
NIKE, Inc., Class B	1,040,306	77,128,287
PVH Corp.	60,782	5,649,687
Ralph Lauren Corp.	42,619	4,409,362
Tapestry, Inc.	230,910	7,793,213
Under Armour, Inc., Class A(a)(b)	144,596	2,555,011
Under Armour, Inc., Class C(a)	157,544	2,547,486
VF Corp.	269,863	19,252,026
		127,312,614

6	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2018	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Tobacco — 0.9%
Altria Group, Inc.	1,530,663	$75,599,446
Philip Morris International, Inc.	1,266,521	84,552,942
		160,152,388
Trading Companies & Distributors — 0.2%
Fastenal Co.	237,729	12,430,849
United Rentals, Inc.(a)	68,409	7,013,975
W.W. Grainger, Inc.	36,250	10,235,550
		29,680,374
Water Utilities — 0.1%
American Water Works Co., Inc.	148,954	13,520,555

Total Long-Term Investments — 99.2% (Cost — $12,321,833,084)		17,123,413,269

Security	Shares	Value
Short-Term Securities — 3.5%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.60%(c)(d)(e)	118,748,723	$118,760,598
BlackRock Cash Funds: Treasury, SL Agency Shares,
2.41%(d)(e)	479,801,017	479,801,017

Total Short-Term Securities — 3.5% (Cost — $ 598,558,779)		598,561,615

Total Investments — 102.7% (Cost — $ 12,920,391,863)		17,721,974,884
Liabilities in Excess of Other Assets — (2.7)%		(465,046,075)

Net Assets — 100.0%		$17,256,928,809

(a)	Non-income producing security.

(b)	Security, or a portion of the security, is on loan.

(c)	All or a portion of security was purchased with the cash collateral from loaned securities.

(d)	Annualized 7-day yield as of period end.

(e)

During the year ended December 31, 2018, investments in issuers considered to be affiliates of the Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate Persons and/or Related Parties	Shares Held at 12/31/17	Shares Purchased		Shares Sold	Shares Held at 12/31/18	Value at 12/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock, Inc.	73,422	25,405		—	98,827	$38,821,222	$1,024,669		$—	$(9,450,411)
BlackRock Cash Funds: Institutional, SL Agency Shares	70,033,981	48,714,742	(b)	—	118,748,723	118,760,598	326,056	(c)	(3,809)	(367)
BlackRock Cash Funds: Treasury, SL Agency Shares	164,203,034	315,597,983	(b)	—	479,801,017	479,801,017	5,196,320		—	—
PNC Financial Services Group, Inc.(d)	285,955	94,316		(4,761)	375,510	N/A	1,057,699		(27,842)	(20,322,296)

						$637,382,837	$7,604,744		$(31,651)	$(29,773,074)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	As of period end, the entity is no longer an affiliate of the Fund.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Long Contracts S&P 500 E-Mini Index	831	03/15/19	$104,091	$377,323

S C H E D U L E O F I N V E S T M E N T S	7

Schedule of Investments (continued) December 31, 2018	S&P 500 Index Master Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$377,323	$—	$—	$—	$377,323

(a)

Includes cumulative appreciation (depreciation) on futures contracts if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended December 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts		Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(27,387,735)	$		$	$—	$(27,387,735)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(669,769)		$—	$	$—	$(669,769)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$253,293,330

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$17,123,413,269	$—	$—	$17,123,413,269
Short-Term Securities	598,561,615	—	—	598,561,615

	$17,721,974,884	$—	$—	$17,721,974,884

Derivative Financial Instruments(b)
Assets:
Equity contracts	$377,323	$—	$—	$377,323

(a)	See above Schedule of Investments for values in each industry.

(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended December 31, 2018, there were no transfers between levels.

See notes to financial statements.

8	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities December 31, 2018

S&P 500 Index Master Portfolio

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $ 116,456,859 , cost — $ 12,290,742,554	$17,084,592,047
Investments at value — affiliated (cost — $ 629,649,309)	637,382,837
Cash pledged:
Cash pledged for futures contracts	21,791,800
Receivables:
Contributions from investors	30,540,612
Dividends — unaffiliated	19,068,503
Investments sold	5,048,344
Variation margin on futures contracts	2,060,803
Dividends — affiliated	803,886
Securities lending income — affiliated	30,995
Prepaid expenses	83,302

Total assets	17,801,403,129

LIABILITIES
Cash collateral on securities loaned at value	118,776,309
Payables:
Investments purchased	424,894,174
Investment advisory fees	568,180
Other accrued expenses	138,632
Trustees’ fees	69,898
Professional fees	27,127

Total liabilities	544,474,320

NET ASSETS	$17,256,928,809

NET ASSETS CONSIST OF
Investors’ capital	$12,454,968,465
Net unrealized appreciation (depreciation)	4,801,960,344

NET ASSETS	$17,256,928,809

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	9

Statement of Operations

Year Ended December 31, 2018

S&P 500 Index Master Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$308,025,729
Dividends — affiliated	7,278,688
Securities lending income — affiliated — net	326,056
Foreign taxes withheld	(1,288,770)

Total investment income	314,341,703

EXPENSES
Investment advisory	6,423,330
Trustees	274,342
Professional	87,662

Total expenses	6,785,334
Less fees waived and/or reimbursed by the Manager	(562,789)

Total expenses after fees waived and/or reimbursed	6,222,545

Net investment income	308,119,158

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	96,396,174
Investments — affiliated	(31,651)
Futures contracts	(27,387,735)

68,976,788

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(1,272,159,977)
Investments — affiliated	(29,773,074)
Futures contracts	(669,769)

(1,302,602,820)

Net realized and unrealized loss	(1,233,626,032)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(925,506,874)

See notes to financial statements.

10	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	S&P 500 Index Master Portfolio
	Year Ended December 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$308,119,158	$235,116,198
Net realized gain	68,976,788	54,267,728
Net change in unrealized appreciation (depreciation)	(1,302,602,820)	2,098,921,474

Net increase (decrease) in net assets resulting from operations	(925,506,874)	2,388,305,400

CAPITAL SHARE TRANSACTIONS
Proceeds from contributions	9,671,286,018	7,322,029,278
Value of withdrawals	(5,263,924,715)	(5,727,019,300)

Net increase in net assets derived from capital share transactions	4,407,361,303	1,595,009,978

NET ASSETS
Total increase in net assets	3,481,854,429	3,983,315,378
Beginning of year	13,775,074,380	9,791,759,002

End of year	$17,256,928,809	$13,775,074,380

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	11

Financial Highlights

(For a share outstanding throughout each period)

	S&P 500 Index Master Portfolio
	Year Ended December 31,
	2018	2017	2016	2015	2014
Total Return
Based on net asset value	(4.38)%	21.77%	11.92%	1.35%	13.63%

Ratios to Average Net Assets
Total expenses	0.04%	0.04%	0.04%	0.05%	0.05%

Total expenses after fees waived and and/or reimbursed	0.04%	0.04%	0.04%	0.04%	0.05%

Net investment income	1.92%	1.93%	2.11%	2.00%	1.98%

Supplemental Data
Net assets, end of year (000)	$17,256,929	$13,775,074	$9,791,759	$7,209,857	$5,748,578

Portfolio turnover rate	12%	11%	4%	2%	3%

See notes to financial statements.

12	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements	S&P 500 Index Master Portfolio

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. S&P 500 Index Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

Reorganization: The Board of BlackRock Funds III and the Board of State Farm Mutual Fund Trust and the shareholders of State Farm S&P 500 Index Fund (the “Target Fund”) approved the reorganization of the Target Fund into iShares S&P 500 Index Fund (the “Fund”). As a result, the Fund acquired all of the assets and assumed certain stated liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of the Fund.

On November 19, 2018, all of the portfolio securities previously held by the Target Fund were subsequently contributed by the Fund to the Master Portfolio in exchange for an investment in the Master Portfolio.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward by the Master Portfolio to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments
State Farm S&P 500 Index Fund	$1,473,476,973	$726,300,157

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Master Portfolio.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	13

Notes to Financial Statements (continued)	S&P 500 Index Master Portfolio

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Master Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the

14	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)	S&P 500 Index Master Portfolio

defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount

Barclays Capital, Inc.	$17,577	$(17,577)	$—
Citigroup Global Markets, Inc.	23,453,228	(23,453,228)	—
Credit Suisse Securities (USA) LLC	2,311,353	(2,311,353)	—
Deutsche Bank Securities, Inc.	681,991	(681,991)	—
Goldman Sachs & Co.	12,574,197	(12,574,197)	—
HSBC Bank PLC	8,143,500	(8,143,500)	—
JP Morgan Securities LLC	4,552,897	(4,552,897)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	30,257,214	(30,257,214)	—
UBS AG	21,393,593	(21,393,593)	—
UBS Securities LLC	2,403,843	(2,403,843)
Wells Fargo Securities LLC	10,667,466	(10,667,466)	—

	$116,456,859	$(116,456,859)	$—

(a)

Cash collateral with a value of $118,776,309 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.04% of the average daily value of the Master Portfolio’s net assets.

Administration: MIP, on behalf of the Master Portfolio, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the Master Portfolio’s

N O T E S T O F I N A N C I A L S T A T E M E N T S	15

Notes to Financial Statements (continued)	S&P 500 Index Master Portfolio

ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.

BAL is not entitled to compensation for providing administrative services to the Master Portfolio, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

Expense Waivers and Reimbursements: The fees and expenses of the Master Portfolio’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Master Portfolio’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. Each of BFA and BAL has contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the administration fees paid by the Master Portfolio in an amount equal to the independent expenses through April 30, 2021. For the year ended December 31, 2018, the amount waived and/or reimbursed was $362,004.

With respect to the Master Portfolio, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2018, the amount waived was $200,785.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees of MIP or by a vote of a majority of the outstanding voting securities of the Master Portfolio. For the year ended December 31, 2018, there were no fees waived by the Manager.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. Such money market fund shares will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Master Portfolio retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2018, the Master Portfolio paid BTC $117,731 in total for securities lending agent services and collateral investment fees.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2018, the Master Portfolio did not participate in the Interfund Lending Program

Trustees and Officers: Certain Trustees and/or officers of MIP are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2018, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain (Loss)
$544,942,477	$81,328,722	$101,182,547

16	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)	S&P 500 Index Master Portfolio

7.	PURCHASES AND SALES

For the year ended December 31, 2018, purchases and sales of investments, excluding short-term securities, were $5,285,632,224 and $1,894,883,993, respectively.

8.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of December 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of December 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$12,650,650,060

Gross unrealized appreciation	5,675,608,741
Gross unrealized depreciation	(604,283,917)

Net unrealized appreciation	$ 5,071,324,824

9.	BANK BORROWINGS

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2018, the Master Portfolio did not borrow under the credit agreement.

10.  PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties.

N O T E S T O F I N A N C I A L S T A T E M E N T S	17

Notes to Financial Statements (continued)	S&P 500 Index Master Portfolio

The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

11.  SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm	S&P 500 Index Master Portfolio

To the Board of Trustees of

Master Investment Portfolio and the Investors of S&P 500 Index Master Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of S&P 500 Index Master Portfolio (one of the series constituting Master Investment Portfolio, referred to hereafter as the “Master Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Master Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on the Master Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Master Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 14, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	19

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Rodney D. Johnson 1941	Chair of the Board (d) and Trustee (Since 2009)	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	24 RICs consisting of 138 Portfolios	None

Mark Stalnecker 1951	Chair Elect of the Board (Since 2018) (d) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	24 RICs consisting of 138 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (PCRI) since 2017.	24 RICs consisting of 138 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	24 RICs consisting of 138 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	24 RICs consisting of 138 Portfolios	None

Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	24 RICs consisting of 138 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt 1947	Trustee (Since 2009)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	24 RICs consisting of 138 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

Robert C. Robb, Jr. 1945	Trustee (Since 2009)	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	24 RICs consisting of 138 Portfolios	None

20	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Kenneth L. Urish 1951	Trustee (Since 2009)

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.

			24 RICs consisting of 138 Portfolios	None

Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	24 RICs consisting of 138 Portfolios	None

Frederick W. Winter 1945	Trustee (Since 2009)	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	24 RICs consisting of 138 Portfolios	None

Interested Trustees (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)

Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Member of the Board of Managers of BlackRock Investments, LLC since 2011; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.

			127 RICs consisting of 304 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015) and President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 304 Portfolios	None
(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b)

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. The Board has approved extending the mandatory retirement age for Rodney D. Johnson until December 31, 2018.

(c)

In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. (“BlackRock”) in December 2009, certain Independent Trustees were elected to the Board. As a result, although the chart shows certain Independent Trustees as joining the Board in 2009, those Independent Trustees first became members of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999

(d)

Mr. Stalnecker was approved as Chair Elect of the Board effective January 1, 2018. It is expected that, effective January 1, 2019, Mr. Stalnecker will assume the position of Chair of the Board and Mr. Johnson will retire as Chair of the Board.

(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust/MIP based on their positions with BlackRock and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	21

Trustee and Officer Information (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)

Managing Director of BlackRock, Inc. since 2013; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.
Neal J. Andrews 1966	Chief Financial Officer (Since 2009)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)

Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity- Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)

Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock , Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.

Benjamin Archibald 1975	Secretary (Since 2012)

Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b)	Officers of the Trust/MIP serve at the pleasure of the Board.

Further information about the Trust’s/MIP’s Trustees and Officers is available in the Trust’s/MIP’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

At a special meeting of shareholders held on November 21, 2018, the Fund’s shareholders and the Master Portfolio’s interestholders elected Trustees who took office on January 1, 2019. The newly-elected Trustees include ten former Trustees and five individuals who served as directors/trustees of the funds in the BlackRock Equity-Bond Complex. Information regarding the individuals who began serving as Trustees effective January 1, 2019 can be found in the proxy statement for the special meeting of shareholders, which is available on the SEC’s EDGAR Database at http://www.sec.gov.

Administrator	Transfer Agent
BlackRock Advisors, LLC	BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809	Wilmington, DE 19809

Investment Adviser	Distributor
BlackRock Fund Advisors	BlackRock Investments, LLC
San Francisco, CA 94105	New York, NY 10022

Accounting Agent and Custodian	Independent Registered Public Accounting Firm
State Street Bank and Trust Company	PricewaterhouseCoopers LLP
Boston, MA 02111	Philadelphia, PA 19103

Legal Counsel
Sidley Austin LLP
New York, NY 10019

Address of the Trust/MIP
400 Howard Street
San Francisco, CA 94105

22	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Proxy Results

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Trustees of each Trust. The newly elected Trustees took office effective January 1, 2019.

Shareholders approved the Trustees* of BlackRock Funds III with voting results as follows:

	Votes For	Votes Withheld
Bruce R. Bond	74,530,043,622	332,513,579
Susan J. Carter	74,632,807,465	229,749,735
Collette Chilton	74,606,070,125	256,487,076
Neil A. Cotty	74,519,888,492	342,668,709
Robert Fairbairn	74,487,805,275	374,751,925
Lena G. Goldberg	74,560,684,153	301,873,047
Robert M. Hernandez	74,552,443,194	310,114,006
Henry R. Keizer	74,581,539,095	281,018,105
Cynthia A. Montgomery	74,593,918,281	268,638,919
Donald C. Opatrny	74,537,022,996	325,534,205
John M. Perlowski	74,513,534,069	349,023,132
Joseph P. Platt	74,562,906,468	299,650,732
Mark Stalnecker	74,563,261,799	299,295,401
Kenneth L. Urish	74,524,944,737	337,612,464
Claire A. Walton	74,595,571,180	266,986,021

*   Denotes Trust-wide proposal and voting results.

The above Trustees, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as trustees for other BlackRock-advised equity, multi-asset, index and money market funds.

Shareholders approved the Trustees * of Master Investment Portfolio with voting results as follows:

	Votes For	Votes Withheld	Votes Abstained
Bruce R. Bond	114,235,868,542	568,012,891	641,786,714
Susan J. Carter	114,644,969,512	314,986,585	485,712,049
Collette Chilton	114,535,742,702	412,456,983	497,468,461
Neil A. Cotty	114,294,090,740	648,797,018	502,780,388
Robert Fairbairn	114,073,048,324	869,686,392	502,933,430
Lena G. Goldberg	114,462,170,860	487,956,046	495,541,240
Robert M. Hernandez	114,478,389,572	461,883,856	505,394,718
Henry R. Keizer	114,350,013,418	592,432,169	503,222,560
Cynthia A. Montgomery	114,570,515,635	380,167,878	494,984,633
Donald C. Opatrny	114,233,094,017	712,297,050	500,277,079
John M. Perlowski	114,154,454,706	787,250,166	503,963,275
Joseph P. Platt	114,347,337,899	591,983,810	506,346,437
Mark Stalnecker	114,353,522,475	588,157,237	503,988,435
Kenneth L. Urish	114,294,097,454	648,416,164	503,154,528
Claire A. Walton	114,578,394,936	379,651,521	487,621,690

*   Denotes Trust-wide proposal and voting results.

The above Trustees, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as trustees for other BlackRock-advised equity, multi-asset, index and money market funds.

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

A D D I T I O N A L I N F O R M A T I O N	23

Additional Information (continued)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762; and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

24	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Appendix B

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statements of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at http://www.sec.gov.

The Transamerica Funds and the Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year as attachments on Form N-PORT, which is available on the SEC’s website at http://www.sec.gov.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as the Transamerica Funds’ Annual Report, Semi-Annual Report, Prospectus, and other required documents that keep you informed regarding your Funds. Transamerica Funds will only send one piece per mailing address, a method that saves your Funds’ money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Appendix C

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

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Distributor: Transamerica Capital, Inc.

www.transamerica.com

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Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

25834_ARMFP1218

© 2018 Transamerica Capital, Inc.

Item 2:	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)	The Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.

(c)	During the period covered by the report no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, the Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)	Not Applicable.

(f)	The Registrant has filed this code of ethics as an exhibit pursuant to Item 13(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Experts.

The Registrant’s Board of Trustees has determined that Sandra N. Bane, and John W. Waechter are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Ms. Bane, and Mr. Waechter are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane, and Mr. Waechter as “audit committee financial experts” pursuant to Item 3 of Form N-CSR does not (i) impose upon them any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon them as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.

Item 4:	Principal Accountant Fees and Services.

		Fiscal Year Ended 12/31 (in thousands)
		2018	2017
(a)	Audit Fees	$1,373	$1,382
(b)	Audit Related Fees(1)	$13	$72
(c)	Tax Fees(2)	$301	$504
(d)	All Other Fees(3)	$38	$84

(1)

Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the funds comprising the Registrant, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(2)

Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of the distributions for excise tax purposes, fiscal year end taxable income calculations and certain fiscal year end shareholder reporting items on behalf of the funds comprising the Registrant.

(3)	All Other Fees represent service fees for analysis of potential Passive Foreign Investment Company holdings.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures. Generally, the Registrant’s Audit Committee must preapprove (i) all audit and non-audit services performed for the Registrant by the independent accountant and (ii) all non-audit services performed by the Registrant’s independent accountant for the Registrant’s investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Registrant, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Registrant.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

In accordance with the Procedures, the annual audit services engagement terms and fees for the Registrant will be subject to the preapproval of the Audit Committee. In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other audit services, which are those services that only the independent accountant reasonably can provide.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent accountant and the Registrant’s treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commissions’ rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Procedure of which it becomes aware.

(e)(2)	The percentage of services described in paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for fiscal years ended 2018 and 2017 was zero.

(f)	Not Applicable.

(g)	Not Applicable.

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintain the principal accountant’s independence.

Item 5:	Audit Committee of Listed Registrants.

The following individuals comprise the standing Audit Committee: Sandra N. Bane, Leo J. Hill, David W. Jennings, Frederic A. Nelson, John E. Pelletier, Patricia L. Sawyer and John W. Waechter.

Item 6:	Schedule of Investments.

(a)	The schedule of investments is included in the Annual Report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable

Item 10:	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11:	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are appropriately designed to ensure that information required to be disclosed by the Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13:	Exhibits.

(a)(1)	The Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(a)(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(a)(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Funds
(Registrant)

By:	/s/ Marijn P. Smit
Marijn P. Smit
Chief Executive Officer
(Principal Executive Officer)
Date:	March 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Marijn P. Smit
Marijn P. Smit
Chief Executive Officer
(Principal Executive Officer)
Date:	March 6, 2019

By:	/s/ Vincent J. Toner
Vincent J. Toner
Treasurer
(Principal Financial Officer)
Date:	March 6, 2019

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

13(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

13(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer

13(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer

13(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer